PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                         STRONG GROWTH AND INCOME FUNDS
                                 INVESTOR CLASS

                         STRONG AMERICAN UTILITIES FUND
                          STRONG ASSET ALLOCATION FUND
                           STRONG BLUE CHIP 100 FUND
                           STRONG EQUITY INCOME FUND
                         STRONG GROWTH AND INCOME FUND
                         STRONG LIMITED RESOURCES FUND

                 Supplement to the Prospectus dated May 1, 2000



STRONG ASSET ALLOCATION FUND

On May 5, 2000, the Board of Directors of the Strong Asset Allocation Fund, Inc. approved a change in the name of the Fund. Therefore, effective June 23, 2000, the name of the Fund will be the Strong Balanced Fund, Inc. Strong Capital Management, Inc., the Fund's investment advisor, anticipates that the name change will not result in any material change to the Fund's portfolio composition or in the manner in which the Fund is managed.

               This Prospectus Supplement is dated May 23, 2000.



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